UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2021

The Crypto Company

(Exact name of registrant as specified in its charter)

Nevada	000-55726	46-4212105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22809 Pacific Coast Highway, Malibu, CA	90265
(Address of principal executive offices)	(Zip Code)

(424) 228-9955

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2020, The Crypto Company (the “Company”) entered into a Stock Purchase Agreement (the “SPA”) effective as of March 24, 2021 with Blockchain Training Alliance, Inc (“BTA”) and its stockholders. On April 8, 2021, the Company completed the acquisition of all of the issued and outstanding stock of BTA and BTA became a wholly owned subsidiary of the Company. At the closing the Company delivered to the sellers a total of $600,000 in cash, promissory notes in the total principal amount of $150,000 bearing 1% interest per annum, and an aggregate of 201,439 shares of Company common stock in accordance with the terms of the SPA. BTA is a blockchain training company and service provider that provides training and educational courses focused on blockchain technology and education as to the general understanding of blockchain to corporate and individual clients. The foregoing description of the SPA and the transactions contemplated by the SPA does not purport to be complete and is qualified in its entirety by reference to the SPA.

The issuance and transfer of the shares of Company common stock at closing was not registered under the Securities Act of 1933, as amended (the “Securities Act”). The shares were issued in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act. The Company did not use any form of general solicitation or advertising to offer the securities issued.

As required by Item 9.01 of Form 8-K, within 71 days after the date that this Current Report on Form 8-K was required to be filed, the Company will prepare and file with the SEC an amendment to this Current Report on Form 8-K that includes the financial statements and pro forma financial information prepared pursuant to Regulation S-X of the Securities Exchange Act of 1934, as amended, for the periods specified in Rule 3.05(b)(2) or Rule 8-04(b) thereunder.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1

Stock Purchase Agreement by and among The Crypto Company, Blockchain Training Alliance, Inc. and the Stockholders named therein, dated March 15, 2021 (incorporated by reference from Exhibit 2.6 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CRYPTO COMPANY
Date: April 12, 2021
	By:	/s/ Ron Levy
	Name:	Ron Levy
	Title:	Chief Executive Officer, Interim Chief Financial Officer, Chief Operating Officer and Secretary

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